Exhibit 10.4b

EXECUTION COPY

TIFFANY & CO.

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment”), dated as of October 17, 2012, to the Three Year Credit Agreement, dated as of December 21, 2011, by and among Tiffany & Co., Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto, and The Bank of New York Mellon, as Administrative Agent (as amended and supplemented, and in effect on the date hereof, the “Credit Agreement”).

RECITALS

A.	Capitalized terms used herein which are not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B.	The Parent, on behalf of itself and the other Loan Parties, has requested an amendment to certain provisions of the Credit Agreement, and the Credit Parties are willing to consent to such amendment subject to the terms and conditions contained herein.

Accordingly, in consideration of the recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 1.1 of the Credit Agreement is hereby amended to amend and restate in its entirety the definition of “Non-Core Currencies” to read as follows:

“Non-Core Currencies”: Canadian Dollars, Czech Koruna, Euros (France), Hong Kong Dollars, Korean Won, Mexican Pesos, New Taiwan Dollars, Singapore Dollars, Swiss Francs and each other additional currency added pursuant to Section 2.7(c) or (d), and each lawful currency successor thereto, in each case constituting freely transferable lawful money of the country of issuance and in the case of each such currency is readily transferable and convertible into Dollars in the London interbank market, provided that Russian Rubles and each such other currency as shall be satisfactory to both the Administrative Agent and each applicable Lender that shall have agreed to provide an Individual Currency Commitment in such other currency shall not be required to be readily transferable and convertible into Dollars in the London interbank market; each a “Non-Core Currency”.

2. The last sentence of Section 3.3(a) of the Credit Agreement is hereby amended and restated as follows:

All Facility Fees shall be calculated on the basis of a 360-day year for the actual number of days elapsed (including the first day and the last day).

3. This Amendment shall become effective upon satisfaction of the following conditions:

(a) the Administrative Agent shall have received from the Required Lenders, the Parent and each of the other Loan Parties either (i) a counterpart of this Amendment signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include electronic or facsimile transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment.

4. The Parent hereby represents and warrants to the Administrative Agent and each Lender that no Default or Event of Default shall have occurred and be continuing.

5. Except as set forth in this Amendment, the Loan Documents shall remain in full force and effect in accordance with their respective terms as in effect on the date hereof prior to giving effect to this Amendment, and no amendment, consent or waiver in respect of any term or condition of any Loan Document set forth in this Amendment shall be deemed to be an amendment, consent or waiver in respect of any other term or condition contained in any Loan Document.

6. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

7. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

TIFFANY & CO.,
a Delaware corporation

By:	/s/ Michael W. Connolly
Name:	Michael W. Connolly
Title:	Vice President - Treasurer

TIFFANY AND COMPANY, a New York corporation

By:	/s/ Michael W. Connolly
Name:	Michael W. Connolly
Title:	Vice President - Treasurer

TIFFANY & CO. INTERNATIONAL, a Delaware corporation

By:	/s/ Michael W. Connolly
Name:	Michael W. Connolly
Title:	Treasurer

TIFFANY & CO. JAPAN INC., a Delaware corporation

By:	/s/ Michael W. Connolly
Name:	Michael W. Connolly
Title:	Treasurer

Tiffany

Amendment No. 1

2011 Three Year Credit Facility

TIFFANY & CO. SAS,
a French corporation

By:	/s/ Michael W. Connolly
Name:	Michael W. Connolly
Title:	Authorized Signatory

TIFFANY & CO. PTE, LTD., a Singapore corporation

By:	/s/ Michael W. Connolly
Name:	Michael W. Connolly
Title:	Authorized Signatory

TIFFANY & CO. LIMITED, a United Kingdom corporation

By:	/s/ Michael W. Connolly
Name:	Michael W. Connolly
Title:	Authorized Signatory

TIFFANY KOREA LTD., a Republic of Korea corporation

By:	/s/ Michael W. Connolly
Name:	Michael W. Connolly
Title:	Authorized Signatory

TIFFANY & CO. MEXICO, S.A. de CV., a Mexican corporation

By:	/s/ Michael W. Connolly
Name:	Michael W. Connolly
Title:	Attorney In Fact

Tiffany

Amendment No. 1

2011 Three Year Credit Facility

TIFFANY & CO. OF NEW YORK LIMITED,
a Hong Kong corporation

By:	/s/ Michael W. Connolly
Name:	Michael W. Connolly
Title:	Authorized Signatory

TIFFANY & CO. (UK) HOLDINGS LIMITED, a United Kingdom corporation

By:	/s/ Michael W. Connolly
Name:	Michael W. Connolly
Title:	Authorized Signatory

TIFFANY & CO. LUXEMBOURG S.A R.L., a Luxembourg corporation

By:	/s/ Michael W. Connolly
Name:	Michael W. Connolly
Title:	Authorized Signatory

TIFFANY & CO. CANADA, a Canadian corporation

By:	/s/ Michael W. Connolly
Name:	Michael W. Connolly
Title:	Treasurer

TIFFANY & CO. (CR) S.R.O., a Czech limited liability company

By:	/s/ Michael W. Connolly
Name:	Michael W. Connolly
Title:	Attorney by Power of Attorney

Tiffany

Amendment No. 1

2011 Three Year Credit Facility

THE BANK OF NEW YORK MELLON,
as the Swing Line Lender, as the Issuing Bank,
as a Lender, and as Administrative Agent

By:	/s/ Thomas J. Tarasovich, Jr.
Name:	Thomas J. Tarasovich, Jr.
Title:	Vice President

Tiffany

Amendment No. 1

2011 Three Year Credit Facility

ABN AMRO BANK N.V.

By:	/s/ Els Breyne
Name:	Els Breyne
Title:	PROXY HOLDER

By:	/s/ Frank Coenegrachts
Name:	Frank Coenegrachts
Title:	Chief Risk Officer

Tiffany

Amendment No. 1

2011 Three Year Credit Facility

STANDARD CHARTERED BANK

By:	/s/ Bryan Walker
Name:	Bryan Walker
Title:	Director

By:	/s/ Wong Moy Hiang
Name:	Wong Moy Hiang
Title:	Standard Chartered Bank

Tiffany

Amendment No. 1

2011 Three Year Credit Facility

JPMORGAN CHASE BANK, N.A.

By:	/s/ James A. Knight
Name:	James A. Knight
Title:	Vice President

Tiffany

Amendment No. 1

2011 Three Year Credit Facility

MIZUHO CORPORATE BANK (USA)

By:	/s/ Tenya Mitsuboshi
Name:	Tenya Mitsuboshi
Title:	Deputy General Manager

Tiffany

Amendment No. 1

2011 Three Year Credit Facility

BANK OF AMERICA, N.A.

By:	/s/ Jaime C. Eng
Name:	Jaime C. Eng
Title:	Vice President

Tiffany

Amendment No. 1

2011 Three Year Credit Facility

HSBC BANK USA, N.A.

By:	/s/ Alan Zinser
Name:	Alan Zinser
Title:	VP — Global Relationship Manager

Tiffany

Amendment No. 1

2011 Three Year Credit Facility

INTERNAL—12

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Conan Schleicher
Conan Schleicher
Vice President

Tiffany

Amendment No. 1

2011 Three Year Credit Facility

WELLS FARGO BANK, N.A.

By:	/s/ James T. King
Name:	James T. King
Title:	Senior Vice President

Tiffany

Amendment No. 1

2011 Three Year Credit Facility